UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

                               SUTRON CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement
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                                     Page 1

                               SUTRON CORPORATION
                              21300 RIDGETOP CIRCLE
                            STERLING, VIRGINIA 20166
                                 (703) 406-2800


                                                                  April 11, 2008

Dear Sutron Shareholder:

     You are cordially invited to our Annual Meeting of Shareholders on Wednesday, May 14, 2008, beginning at 1:30 p.m., local time, at Sutron's corporate headquarters, 21300 Ridgetop Circle, Sterling, Virginia. The enclosed notice of annual meeting sets forth the proposals that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. The Board of Directors recommends that shareholders vote "FOR" these proposals.

     It is important that you use this opportunity to take part in Sutron's affairs by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the Proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.

     We look forward to seeing you there.

                                       Very truly yours,

                                       /s/ Raul S. McQuivey
                                       ------------------------------------
                                       Raul S. McQuivey
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                               SUTRON CORPORATION
                              21300 RIDGETOP CIRCLE
                            STERLING, VIRGINIA 20166
                                 (703) 406-2800


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2008


TO THE HOLDERS OF COMMON STOCK OF SUTRON CORPORATION,

     Notice is hereby given that the Annual Meeting of Shareholders of Sutron Corporation will be held at 21300 Ridgetop Circle, Sterling, Virginia, on Wednesday, May 14, 2008, at 1:30 p.m., local time, for the following purposes:

     1. To elect five directors to hold office until the next annual election of directors and until their successors shall have been duly elected and qualified;

     2. To ratify the appointment of Thompson, Greenspon & Co., P.C. as independent accountants for fiscal year 2008; and

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on Thursday, April 3, 2008, are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible. If you attend the meeting, you may vote in person even if you have returned a proxy.

                                       By Order of the Board of Directors,

                                       /s/ Thomas N. Keefer
                                       ------------------------------------
                                       Thomas N. Keefer
                                       Secretary

April 11, 2008

                               SUTRON CORPORATION
                              21300 RIDGETOP CIRCLE
                            STERLING, VIRGINIA 20166
                                 (703) 406-2800

                                 PROXY STATEMENT

     The enclosed Proxy is solicited on behalf of the Board of Directors of Sutron Corporation (the "Company") for use at its Annual Meeting of Shareholders to be held on Wednesday, May 14, 2008, at 1:30 p.m., local time, and at any adjournments thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of the Company, 21300 Ridgetop Circle, Sterling, Virginia 20166. The approximate date on which this Proxy Statement and the Proxy Card were first sent to shareholders of the Company is April 11, 2008.

     After the enclosed Proxy Card is duly executed and returned, a shareholder may revoke the proxy at any time by written request that is received by the Secretary of the Company prior to the meeting or by voting in person at the meeting or by executing a later dated Proxy Card. The Proxy Card is in ballot form so that a specification may be made to vote for, or to withhold authority to vote for, the nominees for election as directors, or any of them, and to indicate whether the shareholder wishes to vote for or against or abstain from voting upon the other proposal.

                          RECORD DATE AND VOTING RIGHTS

     Shareholders of record at the close of business on Thursday, April 3, 2008 are entitled to notice of and to vote at the meeting. On April 3, 2008, the Company had outstanding and entitled to vote 4,530,632 shares of Common Stock. Each share of Common Stock entitles the holder to one vote on each matter to be voted upon at the meeting.

     The By-laws of the Company require that the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote at the Annual Meeting be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Abstentions and "broker non-votes" (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming that a quorum is present for the Annual Meeting, the five nominees for director who receive the highest number of votes cast will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

     The ratification of the appointment of the independent public accountants must be approved by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote thereon. For purposes of this Proposal, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against such Proposal. For purposes of this Proposal, broker non-votes are not counted as shares entitled to vote and therefore have no effect with respect to such Proposal.

     Any Proxy Card which is returned by a Shareholder properly completed and which is not revoked will be voted at the Annual Meeting in the manner specified therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy Card (or their substitutes) will vote "FOR" the election of the Board of Directors' nominees and "FOR" the ratification of the appointment of Thompson, Greenspon & Co., P.C. as independent accountants, and in the proxy holders' discretion with regard to all other matters properly brought before the meeting. Any unmarked proxies, including those submitted by brokers (other than broker non-votes) or nominees will be voted in favor of the nominees for the Board of Directors and other proposals, as indicated in the accompanying Proxy Card. WE URGE YOU TO VOTE YOUR SHARES WITHOUT DELAY.

     The Company will bear the cost of preparing this Proxy Statement and the other costs of soliciting Proxies for the 2008 Annual Shareholders Meeting. In addition to solicitation by mail, solicitations may be made by personal interview or telephone by officers and employees of the Company, acting without additional compensation. Sutron anticipates that banks, brokerage houses, and other custodians, nominees, and fiduciaries will forward this material to beneficial owners of shares of Common Stock entitled to vote at the Annual Meeting, and such persons will be reimbursed by Sutron for the out-of-pocket expenses incurred by them.

                              ELECTION OF DIRECTORS

     The nominees for directors are Dr. Raul S. McQuivey, Daniel W. Farrell, Robert F. Roberts, Jr., Andrew D. Lipman and Leland R. Phipps. All nominees are presently directors of the Company. Mr. Roberts, Mr. Lipman and Mr. Phipps are non-employees of the Company and are independent as defined by Nasdaq listing standards and therefore result in a majority of the Company's Board of Directors being independent in accordance with Nasdaq listing standards.

     Mr. Phipps replaces Mr. Thomas R. Porter who passed away unexpectedly in May 2007. Mr. Porter was elected as a director in June 2005 and served as the Audit Committee Chairman and on the Compensation and Corporate Governance and Nominating Committees. Mr. Phipps accepted the appointment to serve as a Director and as the Audit Committee Chairman on March 6, 2008.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS OF SUTRON UNTIL THE FISCAL YEAR 2009 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED OR UNTIL THE DIRECTOR'S EARLIER DEATH, RESIGNATION OR REMOVAL. In the event that any nominees for directors should be unavailable to serve, which is not anticipated, the Board of Directors, in its discretion, may designate substitute nominees, in which event Proxies received by the Board of Directors will be voted for such substitute nominees.

     The five nominees for director who receive the highest number of votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting will be elected. All duly submitted and unrevoked Proxy Cards will be voted "FOR" the nominees selected by the Board of Directors except where authorization to vote is withheld.

                             NOMINEES FOR DIRECTORS

     Set forth below, for each nominee, are his name and age, his positions with the Company, his principal occupation and business experience during at least the past five years and the year of the commencement of his term as a director of the Company:

     Raul S. McQuivey, Ph.D., age 69, has served as a director since 1976 and as President, Chief Executive Officer, and Chairman of the Board of Directors since January 1989. Dr. McQuivey served as Executive Vice President from September 1980 to January 1989, Treasurer of the Company from March 1983 to March 1984 and as Secretary from March 1983 until September 1989. Dr. McQuivey earned a B.S. in Civil Engineering from Utah State University in 1961, an M.S. in Civil Engineering (Hydraulics) from Colorado State University in 1963, and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) from Colorado State University in 1967. He is a Registered Professional Engineer.

     Daniel W. Farrell, age 55, has served as a director since May 1988 and as Vice President of the Company since March 1984. Mr. Farrell has been over the Company's Research and Development Division since August 1989. Prior to managing the Research and Development Dision, Mr. Farrell was a Project Manager in the Water Resources Division. Mr. Farrell joined the Company in September 1976 as a staff scientist. Mr. Farrell received a B.S. in Chemistry from Brigham Young University in 1976.

     Robert F. Roberts, Jr., age 57, has served as a director since May 2003 and as the Chairman of the Compensation Committee of the Board of Directors since July 2005 and is also a member of the Corporate Governance and Nominating and Audit Committees of the Board. Mr Roberts was the founder, CEO and Chairman of Concept Automation Inc. from 1975 to 1995. Concept Automation, a computer systems integrator, grew from a one-man operation to employing over 220 people in six offices. Federal and state government agencies and Fortune 1000 companies were the primary clients. Sales in 1995 were approximately $100 million when the company was sold. Mr. Roberts served as a Director for Colgan Airways, a regional commuter airline from 1990 to 2005, as a Principal for Foresight Funding, which manages private investments in tax free bonds, real estate and corporate obligations from 1995 to 2005, and as Chairman, Trustee of Wakefield School, a private school that offers a classical curriculum for grades Pre-K to 12 from 1990 to 2005. Mr. Roberts received an Associates degree in Business Management from Northern Virginia Community College.

     Andrew D. Lipman, age 56, has served as a director since June 2005 and as the Chairman of the Corporate Governance and Nominating Committee of the Board of Directors since July 2005 and is also a member of the Compensation and Audit Committees of the Board. Mr. Lipman is a partner and head of the Telecommunications, Media and Technology Group of Bingham McCutchen LLP, formerly Swidler Berlin, LLP, an international law firm since 1988. From 1987 to 1997, Mr. Lipman also served as Senior Vice President for Legal and Regulatory Affairs for MFS Communications, Co., a competitive telecommunications provider. He also currently serves as a member of the boards of directors of TMNG Inc., a telecommunications-related consulting firm and Nu Skin Enterprises, a personal care and nutritional supplements provider. He received a B.A. degree, Summa Cum Laude, from the University of Rochester and a J.D. degree from Stanford University.

     Leland R. Phipps, age 52, has served as a Director and Chairman of the Audit Committee since March 6, 2008. Mr. Phipps began his career with KPMG Peat Marwick working in the Private Business Consulting Practice from 1982 to 1983. He worked as Controller and Chief Financial Officer of Concept Automation, Inc
(CAI) from 1983 to 1989. He was promoted to CAI's President and Chief Operating Officer in 1989 and remained until 1995 when CAI was acquired by BTG, Inc. During his tenure at CAI, revenues grew from $500 thousand to approximately $100 million. He was a Senior Vice President over Integration and Network Systems with BTG from 1995 to 1997 and was responsible for a new business unit that began with a backlog of $20 million and grew to $60 million of revenue within two years. Mr. Phipps founded Plexar Corporation, an investment management, consulting and private equity firm, in 1997. Mr. Phipps is a Certified Public Accountant. He received a B.S. degree in Accounting and a Masters degree in Accounting and Information Systems from Brigham Young University.

     Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. The Company knows of no reason why any nominee would be unable or unwilling to serve if elected.

                                 CODE OF ETHICS

     The Company has adopted a Code of Ethics that applies to the Company's chief executive officer, chief financial officer, principal accounting officer and persons performing functions similar to a controller, as well as other officers, directors and employees of the Company. The Code of Ethics is posted on the Company's website at www.sutron.com under "Investor Information."

                          BOARD AND COMMITTEE MEETINGS

     During fiscal 2007, the Board held four meetings, including telephone conference meetings, and took eleven actions by written consent. The three standing committees of the Board are the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

AUDIT COMMITTEE. Mr. Phipps, Mr. Lipman and Mr. Roberts are the current members of the Audit Committee. Mr. Phipps, the Chairman of the Audit Committee, was appointed as Chairman of the Audit Committee on March 6, 2008 and replaced Mr. Thomas R. Porter who passed away unexpectedly in May 2007. The Board has determined that Mr. Phipps is the "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. The Audit Committee met seven times during fiscal 2007. The Audit Committee's primary responsibilities are to provide oversight of the Company's accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent accountants and the Company's financial and accounting personnel.

Each current member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under the rules of the SEC and listing standards of The Nasdaq Stock Market.

COMPENSATION COMMITTEE. Mr. Roberts and Mr. Lipman are the current members of the Compensation Committee. Mr. Roberts serves as the Chairman of the Compensation Committee and was appointed to that position in July 2005. The Compensation Committee met once during fiscal 2007. The principal responsibilities of the Compensation Committee are to establish the general compensation policy for Sutron. The Compensation Committee reviews and establishes base salary levels and target bonuses for the Company's Chief Executive Officer and other executive officers each year. The Compensation Committee also administers the Company's 1996, 1997 and 2002 Amended and Restated Stock Option Plans. The Compensation Committee does not currently have a formal charter.

NOMINATING COMMITTEE. Mr. Lipman and Mr. Roberts are the current members of the Corporate Governance and Nominating Committee ("Nominating Committee"). Mr. Lipman is the Chairman of the Nominating Committee and was appointed to that position in July 2005. The Nominating Committee met three times during fiscal 2007. The principal responsibilities of the Nominating Committee are to identify and recommend to the Board of Directors individuals qualified to become Board of Directors' members, to recommend to the Board of Directors corporate governance principles, and to lead the Board of Directors in complying with its corporate governance principles.

Each current member of the Corporate Governance and Nominating Committee meets the independence and other requirements to serve on our Corporate Governance and Nominating Committee under the rules of the SEC and listing standards of The Nasdaq Stock Market. The Nominating Committee has a formal charter that is available on the Company's web site at www.sutron.com under "Investor Information."

                           DIRECTOR NOMINATION PROCESS

     The Company did not engage a third party to assist in identifying and evaluating the individuals nominated for election as directors at this meeting. Historically, the Nominating Committee has relied on recommendations from its members to identify nominees. In considering whether to nominate any particular candidate for election to the Board, the Nominating Committee uses various criteria to evaluate each candidate, including an evaluation of each candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of the Company's shareholders. The Nominating Committee evaluates biographical information and interviews selected candidates.

     The Nominating Committee also considers whether a potential nominee would satisfy the Nasdaq listing standards for "independence" and the SEC's definition of "audit committee financial expert." The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Nominating Committee believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

     The Company does not have a formal policy with regard to the consideration of director candidates recommended by its shareholders; however shareholder recommendations relating to director nominees may be submitted in accordance with the procedures set forth below under the heading "Communicating with the Board of Directors."

                    COMMUNICATING WITH THE BOARD OF DIRECTORS

     Shareholders who wish to send communications to the Board may do so by writing to the Secretary of the Company, Sutron Corporation, 21300 Ridgetop Circle, Sterling, Virginia 20166. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication." All such letters must identify the author as a shareholder and must include the shareholder's full name, address and a valid telephone number. The name of any specific intended Board recipient should be noted in the communication.

     The Secretary will forward any such correspondence to the intended recipients; however, prior to forwarding any such correspondence, the Secretary or his designee will review such correspondence, and in his or her discretion, may not forward communications that relate to ordinary business affairs, communications that are primarily commercial in nature, personal grievances or communications that relate to an improper or irrelevant topic or are otherwise inappropriate for the Board's consideration.

              DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

     Although the Company does not have a policy with regard to Board members' attendance at the Company's annual meeting of shareholders, all directors are encouraged to attend the annual meeting. All five members of the Board of Directors attended the 2007 Annual Meeting of Shareholders.

                              DIRECTOR COMPENSATION

     Each independent director is paid an attendance fee of $1,500 for each meeting of the Board of Directors where the director is physically present and $500 for each meeting attended telephonically. Also, each independent director is paid an attendance fee of $1,000 for each committee meeting of the Board of Directors where the director is physically present and $500 for each meeting attended telephonically. There is no additional compensation when the committee meeting is held in conjunction with a Board meeting. Travel expenses are reimbursed at actual cost. Employee directors are not eligible for compensation for their services as directors. Each independent director also receives a stock option in the amount of 5,000 shares on the shareholder meeting date that vests over a one-year period in accordance with the Company's approved compensation plan for independent directors

     The following table provides a summary of compensation paid to members of our Board of Directors during 2007.

                              FEES
                           EARNED OR    STOCK       OPTION      ALL OTHER
                            PAID IN     AWARDS      AWARDS     COMPENSATION     TOTAL
                 NAME       CASH ($)     ($)        ($)(1)          ($)          ($)
----------------------------------------------------------------------------------------
Andrew D. Lipman                7,500        -     12,998(4)              -     20,498
Thomas R. Porter (2)            6,000        -      5,498(3)              -     11,498
Robert F. Roberts, Jr.          7,500        -     12,998(5)              -     20,498

(1) The amount represents the dollar amount recognized for financial reporting purposes for the year ended December 31, 2007 of stock options granted to each of the directors, calculated in accordance with provisions of SFAS 123R. Stock options in the amount of 5,000 shares of Sutron common stock were granted each director in 2007. See Note 12, "Stock Option Plans," to the Company's consolidated financial statements set forth in the Company's Form 10-KSB for the year ended December 31, 2007 for the assumptions made in determining SFAS 123R values. This amount reflects the Company's accounting expense for stock options granted to each of the named directors and is not intended to represent the value, if any, that is actually realized by the individual.

(2)   Mr. Porter passed away in May 2007.

(3) As of December 31, 2007, Mr. Porter had an aggregate of 10,000 shares subject to outstanding stock options.

(4) As of December 31, 2007, Mr. Lipman had an aggregate of 15,000 shares subject to outstanding stock options.

(5) As of December 31, 2007, Mr. Roberts had an aggregate of 35,000 shares subject to outstanding stock options.

                          REPORT OF THE AUDIT COMMITTEE

     This Report of the Audit Committee of the Company's Board of Directors (the "Audit Committee") is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

     The Audit Committee is composed of three independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board. Leland R. Phipps, Andrew D. Lipman and Robert F. Roberts, Jr. are the current members of the Audit Committee. The Audit Committee's primary responsibilities are to provide oversight of the Company's accounting and financial controls, review the scope of and procedures to be used in the annual audit, review the financial statements and results of the annual audit, and retain and evaluate the performance of the independent accountants and the Company's financial and accounting personnel.

     The Company's management has the primary responsibility for the financial statements and reporting process, which includes the Company's systems for internal control. Thompson, Greenspon & Co., the Company's independent auditor, is responsible for performing an independent audit of the Company's financial statements in accordance with standards established by the Public Company Accounting Oversight Board, expressing an opinion, based on its audit, as to the conformity of such financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these processes, including by engaging in discussions with management and the Company's independent registered public accounting firm.

     The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the independent registered public accounting firm is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee's members in business, financial and accounting matters.

     In carrying out its oversight responsibilities, the Board met with management and reviewed with management the audited consolidated financial statements included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. The review included a discussion of the quality and acceptability of the Company's financial reporting and controls, including the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements.

     The Board also reviewed with Thompson, Greenspon & Co., who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Board under generally accepted auditing standards and SAS (Statement on Auditing Standards) 114. In addition, the Board discussed with Thompson, Greenspon & Co. their independence from management and the Company, including the matters in their written disclosures required by the Independence Standards Board, including Standard No. 1, and received written disclosures required by that standard. The Board has considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended that the audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Leland R. Phipps, Chairman
Andrew D. Lipman
Robert F. Roberts, Jr.

                               EXECUTIVE OFFICERS

     The biographies for Messrs. McQuivey and Farrell are provided under the heading "Nominees for Directors."

     Sidney C. Hooper, age 49, has served as the Chief Financial Officer of the Company since 2003 and as Treasurer since 1993. Mr. Hooper joined the Company in August 1989 and was promoted to the position of Controller in January 1990. Prior to joining the Company, Mr. Hooper served as a Senior Accountant with Arthur Andersen & Company. Mr. Hooper received a B.S. degree in Accounting from Brigham Young University in 1983 and a Master of Accountancy degree from Brigham Young University in 1984.

     Thomas N. Keefer, Ph.D., age 63, has served as Vice President of Software Support Services since 1997. He joined the Company in January 1977, as a Project Engineer and served as the Vice President of the Water Resources Division and the Integrated Systems Division from 1981 to 1997. Dr. Keefer has earned three degrees from Colorado State University, a B.S. in Civil Engineering in 1967, an M.S. in Civil Engineering (Hydraulics) in 1969 and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) in 1971. He is a Registered Professional Engineer.

                         EMPLOYMENT AND OTHER AGREEMENTS

     The Company does not have any Employment Agreements and has no other plan or arrangement that would result in any executive officer receiving compensation as a result of their resignation, retirement or any other termination of employment with the Company. Option agreements provide for the immediate vesting of all unvested stock options in the event of a change in control of the Company.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning cash and other compensation paid to or earned by our chief executive officer, and other executive officers, whom we refer to as our "Named Executive Officers" for the most recent year as follows:

                                                                    STOCK      OPTION        ALL OTHER
            NAME AND                          SALARY      BONUS     AWARDS     AWARDS      COMPENSATION        TOTAL
       PRINCIPAL POSITION            YEAR       ($)        ($)        ($)        ($)            ($)             ($)
---------------------------------- ---------- --------- ---------- ---------- ---------- ------------------- ----------
Raul S. McQuivey                     2007      190,000     28,500      0          0          12,003 (1)        230,503
Chief Executive Officer              2006      170,000     30,000      0          0          12,566 (1)        212,566

Daniel W. Farrell                    2007      165,000     24,750      0          0           9,402 (3)        199,152
Vice President of R&D                2006      150,000     25,000      0          0           9,796 (3)        184,796

Sidney C. Hooper                     2007      159,500     24,000      0          0          11,873 (5)        195,373
Chief Financial Officer              2006      145,000     25,000      0          0          13,372 (5)        183,372

Thomas N. Keefer                     2007      120,000          -      0          0           5,743 (7)        125,743
Vice President and Secretary         2006      110,000      5,000      0          0           6,150 (7)        121,150

(1)   Consists of (i) $3,148 for life insurance premiums on term life insurance,
      (ii) auto allowance relating to personal use of $1,897 and (iii) Company's 401k matching contribution of $6,958.

(2)   Consists of (i) $3,148 for life insurance premiums on term life insurance
      (ii) a profit sharing contribution of $6,280 to the Company's 401k

      Profit Sharing Plan and (iii) Company's 401k matching contribution of $3,138.

(3)   Consists of (i) $630 for life insurance premiums on term life insurance,
      (ii) auto allowance relating to personal use of $2,739 and (iii) Company's 401k matching contribution of $6,033.

(4)   Consists of (i) $630 for life insurance premiums on term life insurance
      (ii) profit sharing contribution of $6,280 to the Company's 401k Profit Sharing Plan (iii) auto allowance relating to personal use of $117 and
      (iv) Company's 401k matching contribution of $2,769.

(5)   Consists of (i) $355 for life insurance premiums on term life insurance
      (ii) auto allowance relating to personal use of $4,093 and (iv) Company's 401k matching contribution of $7,425.

(6)   Consists of (i) $355 for life insurance premiums on term life insurance
      (ii) profit sharing contribution of $6,280 to the Company's 401k Profit Sharing Plan (iii) auto allowance relating to personal use of $4,060 and
      (iv) Company's 401k matching contribution of $2,677.

(7) Consists of (i) $743 for life insurance premiums on term life insurance and (ii) Company's 401k matching contribution of $5,000.

(8)   Consists of (i) $743 for life insurance premiums on term life insurance
      (ii) profit sharing contribution of $3,376 to the Company's 401k Profit Sharing Plan and (iii) Company's 401k matching contribution of $2,031.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The following table sets forth certain information concerning the value of outstanding equity awards held by the Name Executive Officers as of December 31, 2007.

                                 NUMBER OF      NUMBER OF                                               MARKET VALUE
                                 SECURITIES     SECURITIES                              NUMBER OF       OF SHARES OR
                                 UNDERLYING     UNDERLYING                              SHARES OF         UNITS OF
                                UNEXERCISED    UNEXERCISED     OPTION      OPTION     UNITS OF STOCK     STOCK THAT
                                 OPTIONS(#)     OPTIONS(#)    EXERCISE   EXPIRATION    THAT HAVE NOT      HAVE NOT
             NAME               EXERCISABLE   UNEXERCISABLE     PRICE       DATE         VESTED(#)        VESTED($)
------------------------------- ------------- --------------- ---------- ------------ ---------------- ---------------
Raul S. McQuivey                 110,000 (1)        0            $  .55  10/17/2012          0               0

Daniel W. Farrell                 90,000 (1)        0            $  .55  10/17/2012          0               0

Sidney C. Hooper                 120,000 (1)        0            $  .55  10/17/2012          0               0

Thomas N. Keefer                  15,000 (1)        0            $  .55  10/17/2012          0               0

(1)   All options are fully vested.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth the names and addresses of all persons who beneficially owned, to the knowledge of the Company, more than 5% of the issued and outstanding shares of the Company's Common Stock on April 3, 2008.

                                                                PERCENTAGE
NAME AND ADDRESS OF                          NUMBER OF SHARES    OF SHARES
BENEFICIAL OWNER                            BENEFICIALLY OWNED OUTSTANDING(1)
------------------------------------------- ------------------ --------------

Raul S. McQuivey, Ph.D.                        889,436 (2)         19.2%
Kenneth W. Whitt                               352,931 (3)           7.8%
Thomas N. Keefer, Ph.D.                        260,000 (4)           5.7%

(1) As of April 3, 2008, the Company had 4,530,632 shares of Common Stock outstanding. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock, that such person could purchase by exercising outstanding options and options that will become exercisable within 60 days of April 3, 2008, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Each natural person named in the table above has an address in care of Sutron Corporation, 21300 Ridgetop Circle, Sterling, Virginia 20166.

(2) Dr. McQuivey's holdings consist of 695,836 shares held by Dr. Raul S. McQuivey and Karen T. McQuivey, Dr. McQuivey's wife, as Trustees for the Raul S. McQuivey Trust and the Karen T. McQuivey Trust, 83,600 shares held by Raul McQuivey and 110,000 shares subject to options exercisable within 60 days after April 3, 2008.

(3) Mr. Whitt's holdings consist of 352,931 shares held by Kenneth Whitt and Eva D. Whitt, Mr. Whitt's wife, as Trustees for the Whitt Family Living Trust.

(4) Dr. Keefer's holdings consist of 260,000 shares that are held by Dr. Thomas N. Keefer and Sally E. Keefer, Dr. Keefer's wife, as Joint Tenants with a Right of Survivorship and 15,000 shares subject to options exercisable within 60 days after April 3, 2008.

                      MANAGEMENT OWNERSHIP OF COMMON STOCK

     Set forth below is information concerning stock ownership of each named executive officer, director and director nominee, and all directors and executive officers of the Company as a group, as of April 3, 2008. The information as to securities beneficially owned are, in each instance, based upon information furnished by each individual. As to the shares shown to be beneficially owned, the owner has sole investment and voting power, unless otherwise indicated.

                                         NUMBER OF SHARES     PERCENT OF
BENEFICIAL OWNER                        BENEFICIALLY OWNED     CLASS(1)
------------------------------------    ------------------    ----------
Raul S. McQuivey, Ph.D. (2)                    889,436           19.2%
Thomas N. Keefer, Ph.D. (3)                    260,000            5.7%
Daniel W. Farrell  (4)                         224,308            4.9%
Sidney C. Hooper (5)                           178,000            3.8%
Robert F. Roberts, Jr. (6)                      35,000             .8%
Andrew D. Lipman (7)                            15,000             .3%
All executive officers and directors
  as a group (7 in number)                   1,601,744           34.7%

(1)   See Note 1 under "PRINCIPAL SHAREHOLDERS."

(2)   See Note 2 under "PRINCIPAL SHAREHOLDERS."

(3)   See Note 4 under "PRINCIPAL SHAREHOLDERS."

(4) Mr. Farrell's holdings consist of 93,948 shares that are held by Daniel W. Farrell and Jill E. Farrell, Mr. Farrell's wife, as Joint Tenants with a Right of Survivorship, 40,360 held by Mr. Farrell and 90,000 shares subject to options exercisable within 60 days after April 3, 2008.

(5) Includes 34,000 shares owned by Sidney C. Hooper and Malissa C. Hooper, Mr. Hooper's wife, as Joint Tenants with a Right of Survivorship, 24,000 shares owned by Mr. Hooper and 120,000 shares subject to options exercisable within 60 days after April 3, 2008.

(6) Reflects 35,000 shares subject to options exercisable within 60 days after April 3, 2008.

(7) Reflects 15,000 shares subject to options exercisable within 60 days after April 3, 2008.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 2007, the Company did not have any related party transactions with officers or directors.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the Company's directors and its executive officers are required to report ownership of shares of the company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during 2007.

     o    Mr. McQuivey was delinquent in filing one report on Form 4.

     o Mr. Lipman and Mr. Roberts were each delinquent in filing one report on Form 3.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors considers it desirable that its appointment of the firm of Thompson, Greenspon & Co. as independent registered public accounting firm of the Company for fiscal year 2008 be ratified by the shareholders. Thompson, Greenspon & Co. has certified the Company's financial statements for all years beginning in 1976.

     Representatives of Thompson, Greenspon & Co. will be present at the Annual Meeting, will be given an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THOMPSON, GREENSPON & CO. AND THE ENCLOSED PROXY WILL BE SO VOTED UNLESS A VOTE AGAINST THE PROPOSAL OR AN ABSTENTION IS SPECIFICALLY INDICATED. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of Thompson, Greenspon & Co.

     Aggregate fees for professional services rendered to the Company by Thompson, Greenspon & Co. as of or for the years ended December 31, 2007 and 2006 are summarized in the table below.

                                           2007             2006
                                      ---------------- ---------------

            Audit                             $68,000         $65,000
            Audit-related                           0               0
            Tax                                 9,500           8,000
            All other                             500           1,000
                                      ---------------- ---------------
            Total                             $78,000         $74,000
                                      ================ ===============

     Audit fees for the years ended December 31, 2007 and 2006, respectively, were for professional services rendered for the audits of the financial statements of the Company and review of the Company's quarterly financial statements.

     Tax fees as of the years ended December 31, 2007 and 2006, respectively, were for services related to tax compliance, including the preparation of tax returns, tax planning and tax advice.

     All other services were for out-of-pocket expenses incurred by Thompson, Greenspon & Co.

     There were no fees for audit-related work.

              AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

     During Fiscal 2007, the Board pre-approved all services (audit and permitted non-audit services) provided to Sutron by the Company's independent auditor. The Board however has not adopted written policies and procedures in regards to pre-approval of audit and permitted non-audit services.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the 2008 Annual Meeting of Shareholders. The enclosed Proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to other business that may come before the 2008 Annual Meeting of Shareholders in addition to the scheduled items of business.

                             SHAREHOLDERS PROPOSALS

     Any shareholder proposals intended to be presented at Sutron's 2009 Annual Meeting of Shareholders must be received by Sutron at its offices at 21300 Ridgetop Circle, Sterling, Virginia 20166, on or before December 7, 2008, for consideration for inclusion in the proxy material for such meeting.

     If a shareholder of the Company wishes to present a proposal before the 2009 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such shareholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by March 12, 2009, and if a shareholder fails to provide such timely notice of a proposal to be presented at the 2009 Annual Meeting, the proxies designated by the Company's Board of Directors will have discretionary authority to vote on any such proposal.

                             REPORT TO SHAREHOLDERS

     Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Upon the written request by any shareholder entitled to vote at the 2008 Annual Meeting of Shareholders, the Company will furnish that person without charge additional copies of the Annual Report along with copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but excluding the exhibits or documents incorporated by reference.

                                       By Order of the Board of Directors,

                                       /s/ Thomas N. Keefer
                                       ------------------------------------
                                       Thomas N. Keefer
                                       Secretary



April 11, 2008

                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               SUTRON CORPORATION

     The undersigned hereby appoints Thomas Keefer and Sidney C. Hooper proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Sutron Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at 21300 Ridgetop Circle, Sterling, Virginia at 1:30 p.m. on May 14, 2008 or any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1. ELECTION OF DIRECTORS NOMINEES: Raul S. McQuivey, Daniel W. Farrell, Robert F. Roberts, Jr., Andrew D. Lipman, Leland R. Phipps

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

For all nominees listed to the right (except as marked to the contrary)      [_]
WITHHOLD AUTHORITY to vote for all nominees listed to the right              [_]

2. Ratification of Thompson, Greenspon & Co., P.C. as the independent public accountants of the corporation.

                            FOR   AGAINST   ABSTAIN

                            [_]     [_]       [_]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:   ________________________________________________2008
_________________________________________________________
                         (Signature)
_________________________________________________________
                (Signature if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.